UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2022

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NOTE: This amendment is being filed for the sole purpose of replacing Exhibit 16.1 filed on August 26, 2022, with an updated Exhibit 16.1 filed herewith.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Principal Independent Registered Public Accounting Firm

On August 24, 2022 (the "Dismissal Date"), the Audit Committee (the "Audit Committee") of the Board of Directors of CareView Communications, Inc., ("we" or the "Company") approved the dismissal of BDO USA LLP (“BDO”) as the Company's principal independent registered public accounting firm effective immediately.

The reports of BDO on the consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and 2020, prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except BDO’s audit report for fiscal year 2021 and 2020 contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and 2020, and through the Dismissal Date, there were: (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports on the financial statements of the Company for such years; and (ii) no "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses disclosed in the Company’s Form 10-K’s for the fiscal years ended December 31, 2021 and 2020, and Form 10-Qs for the periods ended March 31, 2022 and June 30, 2022, relating to the Company’s internal control over financial reporting.

For the period ended June 30, 2022, Management determined that the Company did not have effective controls over the identification and evaluation of the GAAP, transactions in the areas of revenues, debt, and income taxes, due to a lack of technical expertise.

•	Due to a lack of accounting resources, it was determined that the Company had inadequate segregation of duties in place of reporting and other management oversight. Specifically, the accounting personnel had responsibility for initiating transactions in the financial statement areas of revenues, equity, payroll, debt, and financial reporting, recording transactions, and preparing financial reports.
•	Additionally, during the year ended December 31, 2021, management identified a material weakness in the segregation of information technology (“IT”) systems that support the Company’s financial reporting processes due to a lack of IT resources.

For the period ended March 31, 2022, Management determined that the Company did not maintain effective internal control over financial reporting as of March 31, 2022, due to the following material weaknesses:

•	It was determined that the Company did not have effective controls over the identification and evaluation of the GAAP, a transactions in the areas of revenues, debt, and income taxes, due to a lack of technical expertise.
•	Due to a lack of accounting resources, it was determined that the Company had inadequate segregation of duties in place of reporting and other management oversight. Specifically, the accounting personnel had responsibility for initiating transactions in the financial statement areas of revenues, equity, payroll, debt, and financial reporting, recording transactions, and preparing financial reports.

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For the fiscal year ended December 31, 2021, Management determined that the Company did not maintain effective internal control over financial reporting as of December 31, 2021, due to the existence of the following material weaknesses:

•	It was determined that the Company does not have effective controls over the identification and evaluation of the GAAP accounting for certain complex transactions in the areas of revenues, debt, and income taxes, due to a lack of technical expertise.
•	Due to a lack of accounting resources, it was determined that the Company had inadequate segregation of duties in place related to its financial reporting and other management oversight. Specifically, the accounting personnel had responsibility for initiating transactions in the financial statement areas of revenues, equity, payroll, debt, and financial reporting, recording transactions, and preparing financial reports.
•	Additionally, during the year ended December 31, 2021, management identified a material weakness in the segregation of duties and user access in certain information technology (“IT”) systems that support the Company’s financial reporting processes due to a lack of IT resources.

For the fiscal year ended December 31, 2020, Management had determined that the Company did not maintain effective internal control over financial reporting as of December 31, 2020, due to the existence of the following material weaknesses:

•	Due to a lack of accounting resources, it was determined that the Company had inadequate segregation of duties in place related to its financial reporting and other management oversight. Specifically, the accounting manager had responsibility for initiating transactions in the financial statement areas of revenues, equity, payroll, debt, and financial reporting, recording transactions, and preparing financial reports. To remediate this material weakness, the Company is in the process of identifying and employing additional full-time accounting personnel to join the corporate accounting function in order to enhance overall monitoring and accounting oversight within the Company, and

•	It was determined that the Company did not have effective controls over the identification and evaluation of the GAAP accounting for certain complex transactions due to a lack of technical expertise. Specifically, related to the recording of revenues, debt, income taxes, and other complex financial transactions. To remediate this material weakness, the Company has identified and engaged a third-party subject matter expert to assist with the preparation of accounting for and reporting of these complex transactions. The Company has hired a Certified Public Accountant to have oversight of these transactions.

The Company provided BDO with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that BDO furnish the Company with a copy of their letter addressed to the Securities and Exchange Commission ("SEC") pursuant to Item 304(a)(3) of Regulation S-K, stating whether BDO agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K. A copy of BDO's letter to the SEC dated August 26, 2022, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Principal Independent Registered Public Accounting Firm

On August 24, 2022, the Audit Committee designated Rosenberg Rich Baker Berman, P.A. (“RRBB”) as the Company's principal independent registered public accounting firm, which designation became effective on the Dismissal Date. Prior to engaging RRBB, neither the Company nor anyone acting on its behalf had consulted with RRBB regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that RRBB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from BDO USA LLP dated August 26, 2022 to the Securities and Exchange Commission regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2022	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson
Chief Executive Officer